POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/ James R. Moffett
                                   _______________________
                                   Name:  James R. Moffett














                   POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  George A. Mealey
                                   ________________________
                                   Name:  George A. Mealey














                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Stephen M. Jones
                                   ________________________
                                   Name:  Stephen M. Jones


















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  C. Donald Whitmire
                                   ________________________
                                   Name:  C. Donald Whitmire
















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Leland O. Erdahl
                                   ________________________
                                   Name:  Leland O. Erdahl
















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Ronald Grossman
                                   ________________________
                                   Name:  Ronald Grossman
















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Rene L. Latiolais
                                   ________________________
                                   Name:  Rene L. Latiolais















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Wolfgang F. Siegel
                                   _________________________
                                   Name:  Wolfgang F. Siegel















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Elwin E. Smith
                                   _________________________
                                   Name:  Elwin E. Smith

















                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a director or officer or both director and officer of Freeport-McMoRan Copper & Gold Inc. ("FCX"), does hereby make, constitute and appoint JAMES R. MOFFETT, GEORGE
A. MEALEY, JOHN G. AMATO, MICHAEL C. KILANOWSKI, JR., and each of them acting individually, my true and lawful attorney with power to act without the others and with full power of substitution, to execute, deliver and file, for and on my behalf and in my name and in my capacity or capacities as aforesaid, a Registration Statement of FCX, a Delaware corporation, on Form S-3 (or on such other Form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of special stock (including Class A Common Stock), debt warrants, equity warrants, preferred stock, debt securities and of other securities, if any, into which such special stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement and any exhibit thereto or other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of February, 1994.





                                     /s/  Eiji Umene
                                   _________________________
                                   Name:  Eiji Umene